UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 14, 2016
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on April 1, 2016, Alaska Air Group, Inc., a Delaware corporation (“Air Group”), Virgin America Inc., a Delaware corporation (“Virgin America”), and Alpine Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Air Group (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  On December 14, 2016, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Virgin America (the “Merger”), with Virgin America surviving the Merger as a direct wholly-owned subsidiary of Air Group.

On December 14, 2016, Air Group filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Report") announcing, among other things, the closing of the Merger. This Current Report on Form 8-K/A is filed solely for the purpose of amending the Intial Report to provide the financial statements of Virgin America and the pro forma information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Virgin America as of December 31, 2015 and December 31, 2014, the consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of convertible preferred stock and stockholders' equity (deficit) and consolidated statements of cash flows of Virgin America for each of the three years in the period ended December 31, 2015 and the notes related thereto, as well as the related Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 29, 2016 are attached as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Virgin America Inc. as of September 30, 2016 and December 31, 2015, the consolidated statements of operations and the consolidated statements of comprehensive income of Virgin America Inc. for the three and nine months ended period ended September 30, 2016 and September 30, 2015, the condensed statements of cash flows of Virgin America Inc. for the nine months ended September 30, 2016 and 2015, and the notes thereto, are attached as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Air Group as of September 30, 2016 and the unaudited pro forma condensed combined statement of operations of Air Group for the nine months ended September 30, 2016 and for the year ended December 31, 2015, and the notes related thereto, are attached as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Virgin America Inc.
Exhibit 99.1
Audited consolidated balance sheets of Virgin America Inc. as of December 31, 2015 and December 31, 2014, the consolidated statements of operations, consolidated statements of comprehensive income, consolidated statements of convertible preferred stock and stockholders' equity (deficit) and consolidated statements of cash flows of Virgin America Inc. for each of the three years in the period ended December 31, 2015 and the notes related thereto, and the related Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 29, 2016.

Exhibit 99.2
Unaudited condensed consolidated balance sheets of Virgin America Inc. as of September 30, 2016 and December 31, 2015, the consolidated statements of operations and the consolidated statements of comprehensive income of Virgin America Inc. for the three and nine months ended period ended September 30, 2016 and September 30, 2015, the condensed consolidated statements of cash flows of Virgin America Inc. for the nine months ended September 30, 2016 and 2015 and the notes related thereto.

Exhibit 99.3
Unaudited pro forma condensed combined balance sheet of Alaska Air Group as of September 30, 2016 and the unaudited pro forma condensed combined statements of operations of Alaska Air Group, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015, and the notes related thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Alaska Air Group, Inc.

By:     /s/ Christopher M. Berry
Christopher M. Berry
Vice President Finance and Controller

Date: February 23, 2017